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                                                                   EXHIBIT 10.22


                                    TERM NOTE


THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE INDENTURE UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE INDENTURE TRUSTEE UPON REQUEST).

DUE TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE INDENTURE TRUSTEE.

      No. __                                                        $ __________


CUSIP NO.   ________________


                              BLT FINANCE CORP. III
                     6.03% LEASE-BACKED NOTE, SERIES 1998-A


DELIVERY DATE: ___________                         STATED MATURITY: May 17, 2004


         BLT Finance Corp. III, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (the "Issuer," which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to _____________, or its registered assigns, the principal sum of __________ DOLLARS ($_______) in monthly installments beginning on November 16, 1998, and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the sixteenth day of each calendar month or, if such sixteenth day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), for the period from and including the Delivery Date set forth above through November 16, 1998, and thereafter, monthly from and including the most recent Payment Date through the day immediately preceding the applicable Payment Date, until the last day preceding the Final Payment Date, at the rate of 6.03% per annum (calculated on the basis of a 360-day year consisting of 12 months of 30 days each). Each monthly installment of principal payable on this Note shall be an amount equal to the Pro Rata Share of



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the Principal Distribution Amount plus any Additional Principal Amount, as such term is defined in the Indenture described herein. Any remaining unpaid portion of the principal amount of this Note shall be due and payable no later than the Stated Maturity referred to above. The interest and principal so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day).

         The principal and interest on this Note are payable by wire transfer in immediately available funds to the account specified in writing to the Indenture Trustee by the Person whose name appears as the Registered Holder of this Note on the Note Register received at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated as such by the Issuer for such purpose pursuant to the Indenture.

         This Note is one of a duly authorized issue of Notes of the Issuer designated as its 6.03% Lease-Backed Notes, Series 1998-A Due May 17, 2004 (herein called the "Notes") issued and to be issued under the Second Amended and Restated Specific Terms and Conditions of Indenture dated as of November 1, 1994 and amended and restated as of October 1, 1998, and the Standard Terms and Conditions of Indenture dated November 1, 1994, appended thereto and incorporated therein (herein called the "Indenture"), among the Issuer, MicroFinancial Incorporated (formerly known as Boyle Leasing Technologies, Inc.), as Servicer, and Norwest Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which the Indenture, and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         The Notes are secured by certain Lease Receivables and by certain other Collateral described in the Indenture and the Note Insurance Policy issued by MBIA. The Trust Estate secures the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

         Unless earlier declared due and payable by reason of an Event of Default, Notes are payable only at the time and in the manner provided in the Indenture and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer, and in the absence of the exercise thereof, by MBIA in whole but not in part, at any time after the Outstanding Principal Amount of Notes declines to 10% or less of






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the original principal amount of the Notes at a redemption price equal to the
Outstanding Principal Amount thereof plus accrued interest thereon to the date of redemption. If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same Stated Maturity of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

         Prior to due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer, the Indenture Trustee, the Back-up Servicer, the Servicer and MBIA with the consent of the Holders of 66-2/3% in aggregate principal amount of Notes at the time Outstanding. The Indenture also contains provisions permitting MBIA or the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding with the prior written consent of MBIA, on behalf of the Holders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         The Notes are issuable only in registered form without coupons in such authorized denominations as provided in the Indenture and subject to certain limitations therein set forth.

         This Note and the Indenture shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the



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principal of and interest on this Note, but solely from the Collateral pledged to the Indenture Trustee under the Indenture and the Policy at the times, place and rate, and in the coin or currency, herein prescribed. Notwithstanding anything else to the contrary contained in this Note or the Indenture, the obligation of the Issuer to pay the principal of and interest on this Note is not a general obligation of the Issuer, nor its officers or directors, but is limited solely to the Collateral pledged under the Indenture.


                             STATEMENT OF INSURANCE


OBLIGATIONS:      $___________                             POLICY NUMBER:_______
                  BLT Finance Corp. III
                  Lease-Backed Notes, Series 1998-A

         MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of the Note Guaranty Insurance Policy (the "Policy"), thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by Norwest Bank Minnesota, National Association, or its successor, as indenture trustee for the Owners (the "Indenture Trustee"), on behalf of the Owners, from the Insurer for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share, as determined in accordance with the Agreement (as defined below), of the Insured Payment. The Insurer's obligations under the Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in the Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the 1998-A Term Notes, unless such acceleration is at the sole option of the Insurer.

         Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust Estate or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). Furthermore, the Policy covers with respect to the principal amount of the 1998-A Term Notes only such amount as is outstanding at the Stated Maturity applicable to such 1998-A Term Notes.

         The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such Preference Amount, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the 1998-A Term Notes against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such





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instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the 1998-A Term Notes to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount payable under the Policy no later than 12:00 noon, New York City time on the later of the Payment Date on which the related Deficiency Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

         Insured Payments due under the Policy unless otherwise stated therein will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Indenture Trustee for payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited sufficient funds to make payments due under the Policy.

         Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the 1998-A Term Notes to the extent of any payment by the Insurer under the Policy.

         As used in the Policy, the following terms shall have the following meanings:

         "Agreement" means the Standard Terms and Conditions of Indenture, dated as of November 1, 1994 and the Second Amended and Restated Specific Terms and Conditions of Indenture, dated as of November 1, 1994, and as amended and restated as of October 1, 1998, among BLT Finance Corp. III, as Issuer, Norwest Bank Minnesota, National Association, as Back-up Servicer and Indenture Trustee, and MicroFinancial Incorporated (formerly known as Boyle Leasing Technologies, Inc.), as Servicer, without regard to any amendment or supplement thereto (other than the Supplement to the Indenture for the 1996-A Term Notes, dated as of May






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1, 1996, the Supplement to the Indenture for the 1997-A Term Notes, dated as of
August 1, 1997 and the Supplement to the Indenture for the 1998-A Term Notes, dated as of October 1, 1998), unless such amendment or supplement is approved by the Insurer.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the principal place of business of the Issuer or the Servicer or the Corporate Trust Office of the Indenture Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

         "Deficiency Amount" means (a) for any Payment Date, any shortfall in amounts available in the Collection Account to pay the interest due on the 1998-A Term Notes under Section 12.02(d)(vi) of the Agreement after giving effect to the transfers from the Cash Collateral Account pursuant to Sections 12.03(d)(i) and (iii) of the Agreement and after payment of all amounts payable pursuant to Sections 12.02(d)(i) through (iv) of the Agreement, plus (b) on the Stated Maturity applicable to the 1998-A Term Notes, any shortfall in amounts available in the Collection Account to pay the Principal Distribution Amount for the 1998-A Term Notes pursuant to Section 12.02(d)(vii) of the Agreement after giving effect to the transfers from the Cash Collateral Account pursuant to Sections 12.03(d)(i) and (iii) of the Agreement and after the payment of all amounts payable pursuant to Sections 12.02(d)(i) through (vi) of the Agreement.

         "Insured Payment" means (i) as of any Payment Date, any Deficiency Amount and (ii) any Preference Amount.

         "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the related Insured Payment which shall be due and owing on the applicable Payment Date.

         "Owner" means each Noteholder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable 1998-A Term Notes to payment thereunder.

         "Preference Amount" means any amount previously distributed to an Owner on the 1998-A Term Notes that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

         Capitalized terms used in the Policy and not otherwise defined in the policy shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment or modification to the Agreement unless such amendment or modification has been approved in writing by the Insurer.





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         Any notice under the Policy or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Indenture Trustee.

         The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

         The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         The Policy is not cancelable for any reason. The premiums on the Policy are not refundable for any reason including payment, or provision being made for payment, prior to maturity of the 1998-A Term Notes.

                           MBIA Insurance Corporation

                                    ********


         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                                    ********







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         IN WITNESS WHEREOF, BLT Finance Corp. III has caused this instrument to be signed, manually, by its President or a Vice President.




                                                  By:
                                                      -------------------------
                                                      Vice  President




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                          CERTIFICATE OF AUTHENTICATION


         This is one of the Notes described in the within-mentioned Indenture.


Dated:


NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


By:
    -----------------------------------------
    Authorized Signatory